FREEPORT-McMoRAN COPPER & GOLD



4th Quarter 2008
Earnings Conference Call

January 26, 2009

FCX LISTED NYSE

www.fcx.com

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, and potential future dividend payments and open market purchases of FCX common stock. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

In our filings with the SEC, we disclose recoverable proven and probable reserves calculated in accordance with Industry Guide 7 as required by the Securities and Exchange Act of 1934. In this presentation we refer to potential reserve additions and use phrases such as "mineralized material." Potential reserve additions will not qualify as reserves until sufficient mapping, drilling, sampling, and assaying are completed and until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that any potential reserve additions will become recoverable proven or probable reserves. We urge you to consider closely the disclosure of recoverable proven and probable reserves in our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent filings with the SEC.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

Markets


2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
LME Copper Price
LME & COMEX Exchange Stocks*
400
350
300
250
200
150
100
50
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)


$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09

* Metals Week – Molybdenum Dealers Oxide Price

FREEPORT-MCMORAN COPPER & GOLD

Copper Market – "What Happened"

- **Continued Financial Market Turbulence, Credit Issues, and Outlook for Global Economy are Major Force in Price Collapse**
- **Anticipation of Surpluses and Slowing Global Demand, Including China**
- **LME Copper Stocks Up ~ 225k Metric Tons Since End of September – Market is Pricing in Further Increase**
- **U.S. Dollar Strength**
- **Volatility Key Feature of Market**
  - **2H08 Range: $1.26 - $4.04/lb**
  - **Unprecedented Volatility**
- **Market Discounting Supply Issues**
- **Decline in Fund Investment in Commodities**

Change in Prices Since Mid-September 2008



0%
-10%
-20%
-30%
-40%
-50%
-60%
-50.0%
-55.1%
-42.5%
-37.1%
-36.9%
-38.4%
Aluminum
Copper
Lead
Nickel
Tin
Zinc

Source: Bloomberg as of January 23, 2009

Underlying Fundamentals of Copper Business Remain Positive

- Supply Constraints/Shortfalls Reached Record 1.4 Million Metric Tons in 2008
- Absence of New Projects
- Current Market Will Further Delay Projects
- 60% of Today's Mines Deplete or Go Underground by 2021
- Urbanization in China and Other Developing Economies Important Component of Long-term Demand

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Business Strategy Revisions

Prior Strategy
(since PD acquisition)

- Reduce Debt ✓✓
- Define the potential of our resources ✓
- Develop growth and expansion projects ✓
- Return excess cash flow to shareholders ✓

Revised Strategy

- Aggressively reduce costs and capital spending
- Protect liquidity
- Preserve resources and growth opportunities for anticipated improved market conditions longer term

Summary Impacts

- Reduce Volumes in 2009e/2010e Compared with October 2008 Estimates
  - Copper – 9% in 2009e and 17% in 2010e
  - Molybdenum – 25% in 2009e and 40% in 2010e
- 26% Reduction in Estimated 2009 Unit Site Production and Delivery Costs Compared with 2008
- Reduced/Eliminated ~ 50% of 2009 CAPEX ($1 bn)
  - Deferred Development Projects
  - Cancelled Equipment Orders
- Additional Reductions in Exploration, R&D and Administrative Costs
- Change in Financial Policy -- Suspended Dividend

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

4Q08 Summary

Sales Data	4Q08	4Q07
Copper		
Consolidated Volumes *(mm lbs)*[(1)]	1,197	878
Average Realization *(per lb)*	$1.55	$3.20 [(2)]
Gold		
Consolidated Volumes *(000's ozs)*	462	161
Average Realization *(per oz)*	$818	$797
Molybdenum		
Consolidated Volumes *(mm lbs)*[(1)]	12	19
Average Realization *(per lb)*	$24.55	$27.84
Financial Results *(in millions, except per share amounts)*		
Revenues[(3)]	$2,067	$4,184
Net (Loss) Income	$(13,933)	$414
Adjusted Net Income Before Special Items[(4)]	$23	$655
Diluted Earnings Per Share	$(36.78)	$1.05
Adjusted Diluted EPS Before Special Items[(4)]	$0.06	$1.60

(1) Excludes purchased products
(2) Includes increase for PD's historical hedging of 4¢/lb
(3) Includes impacts of adjustments to provisionally priced sales totaling $745 mm ($343 mm to net loss, $0.91 per share) in 4Q08 and $257 mm ($119 mm to net income, $0.29 per share) in 4Q07.
(4) After adjusting for special items totaling $14.0 billion, $36.84 per share, for 4Q08 and $241 million, $0.59 per share, for 4Q07. See page 3 of FCX's 1/26/09 press release for a reconciliation of net (loss) income to adjusted net income.

Phelps Dodge Transaction

- Purchased Phelps Dodge in a Different Economic Environment
- Significant Changes in Market Conditions in 4Q08 Resulted in Charges to Reduce the Carrying Value of Assets and Goodwill
- Phelps Dodge Transaction has been Positive for FCX
  - Generated Substantial Cash Flow from These Assets in 2007 and 2008
  - Allowed FCX to repay Significant Portion of Acquisition Debt
  - Exploration Efforts Resulted in Reserve Additions
  - Strategic Match of PD Assets with Grasberg is Attractive
- Merger was Based on Long Term View Recognizing Prices Would be Volatile

Impairment Assessment Results

- Individual assets are assessed for impairment under applicable accounting requirements using year-end pricing and cost assumptions

Asset/Liability	Impairment Criteria	Amount of Writedown Pre-tax	Amount of Writedown After-tax
		(in millions)	
Leach Stockpiles & Other Metal Inventories	Lower of cost or market values (using current outlook for prices and costs)	$ 760	$ 466
PP&E* (including Proven & Probable Ore Reserves and Mineralized Material) and Amortizable Intangible Assets	Year-end mine plans, using current pricing and cost assumptions	10,863	6,616
Goodwill	Year-end mine plans, using current pricing and cost assumptions	5,987	5,987
Total Asset Impairment Charges		$17,610	$13,069

** Lower carrying value will result in reduced future depreciation charges. DD&A totaled $1.8 billion in 2008 and under the current plan is expected to approximate $1 billion in 2009.*

FREEPORT-MCMORAN COPPER & GOLD

Comparison to Original Purchase Price Allocation Price Assumptions

Copper Price



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Purchase Price Allocation Pricing
Impairment Pricing*
$1.60
$1.20
2007
2008
2009
2010
2011
2012
2013
2014
2015 and on

Molybdenum Price



$30
$25
$20
$15
$10
$5
$0
Purchase Price Allocation Pricing
Impairment Pricing
$8
2007
2008
2009
2010
2011
2012
2013
2014
2015 and on

* forward curve used for first three years

FREEPORT-MCMORAN COPPER & GOLD

Phelps Dodge Acquisition Key Metrics



Cash and Cash Flow
$ in billions
$4.2
$7.0
Cash acquired from PD at time of acquisition
PD Operating Cash Flow since acquisition through 12/31/08



Reserves & Mineralized Material
billion lbs
Copper
Molybdenum
55
66*
79
2.0
2.5*
at 12/31/06
at 12/31/08
at 12/31/08
at 12/31/06
at 12/31/08
Reserves
Mineralized Material (contained)
Reserves

** net of 2007 and 2008 production of 5.7 billion pounds of copper and 143 million pounds of molybdenum*

FREEPORT-McMoRAN COPPER & GOLD

Preliminary Reserves at 12/31/08

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/07	**93.2**	**2.04**	**41.0**
Additions/revisions*	12.8	0.51	0.3
Production	(4.0)	(0.07)	(1.3)
Net change	8.8	0.44	(1.0)
Reserves @ 12/31/08	**102.0**	**2.48**	**40.0**
* as % of 2008 production	320%	706%	23%
Reserves @ 12/31/99	**93.2**	**2.14**	**51.4**
Additions/revisions*	43.4	0.88	12.0
Production	(34.6)	(0.54)	(23.4)
Net change	8.8	0.34	(11.4)
Reserves @ 12/31/08	**102.0**	**2.48**	**40.0**
* as % of production	126%	165%	51%

Long-term prices of $1.60 Cu, $8 Mo, and $550 Au for 12/31/08
Long-term prices of $1.20 Cu, $6.50 Mo, and $450 Au for 12/31/07
Note: Reserves as of 12/31/99 are pro forma

12/31/08 Copper Reserves by Geographical Region


North America
South America
Indonesia
Africa

A World of Opportunities

Consolidated Proven & Probable Copper Reserves

102 billion lbs of Copper Reserves at 12/31/08
+12.8 billion lbs of net additions

North America

Reserves: 28.3
Additions: 3.9
85% of additions at Sierrita & Bagdad

28.3

South America

32.2

Reserves: 32.2
Additions: 7.7
+7.5 billion lb addition at Cerro Verde

Africa

Reserves: 5.9
Additions: 1.6
>35% increase from 2007 & expected to continue to increase

5.9

Indonesia

Reserves: 35.6
35% of total copper reserves

35.6

Figures in billion of pounds of recoverable copper

Copper Reserves & Mineralized Material

Preliminary Estimates as of 12/31/08


102
99
at $1.60
copper price
at $2.00
copper price
Reserves (a)
(billion lbs of
recoverable copper)
Mineralized Material (b)
(billion lbs of contained copper)
(Incremental to Reserves)

(a) *Consolidated copper reserves using a long-term copper price of $1.60; 82 billion pounds net to FCX's interest*

(b) *Consolidated copper resources using a long-term copper price of $2.00.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves. See Cautionary Statement.***

FREEPORT-MCMORAN COPPER & GOLD

Operating Plan Revisions

- Reviewed operating plans at each site to develop low-cost operating scenarios
- Curtail high-cost copper volumes
- Reduce moly volumes in response to market balance
- Aggressive cost control; reduce M&S inventories
- Defer or eliminate capital spending
- Reduce manpower levels

Run "Lean Operations"

Sierrita
Bagdad
Cerro Verde
El Abra
Grasberg

Revised Mine Plans

Morenci (reduce mine rate)
Candelaria/Ojos
Safford
Miami mine
Chino
Tyrone
Henderson (moly)

Operating Plans Review

North America Copper Revisions

- Reduce mining & crushed leach rates at Morenci by ~ 50%
- Reduce mining & stacking rate at Safford by ~ 50%
- Suspend mining/milling at Chino; produce from leach pads
- Reduce mining rate at Tyrone by ~ 50%
- Defer start-up of Miami mine
- Defer incremental expansions
- Reduce manpower, costs, capex across all operations
- Continue to refine & optimize plans and aggressively manage costs

Copper Sales Estimates (billion lbs)

	2008	2009e	2010e
October*	1.4	1.5	1.6
Current	1.4	1.1	0.9
Change	0.0	(0.4)	(0.6)

** included delay of Miami restart and deferral of incremental expansions*

e = estimate. See Cautionary Statement

Operating Plans Review

South America & Indonesia

South America

- Reduce costs, capex
- Reduce mining rates in Candelaria/Ojos district
- Defer incremental expansion at Cerro Verde
- Defer capital projects, including El Abra Sulfide

Copper Sales Estimates (billion lbs)	2008	2009e	2010e
October	1.5	1.4	1.4
Current	1.5	1.4	1.3
Change	0.0	0.0	(0.1)

Indonesia

- Reduce costs, capex
- Grasberg accessing higher grade material in 2009
- Slow Big Gossan mine development

Copper Sales Estimates (billion lbs)	2008	2009e	2010e
October	1.1	1.3	1.4
Current	1.1	1.3	1.4
Change	0.0	0.0	0.0

e = estimate. See Cautionary Statement

Operating Plans Review

Molybdenum

- **Reduce Henderson underground mine production by 25%**
- **Curtail moly circuit at Cerro Verde**
- **Reduce cost/defer capital projects, including Climax Restart**
- **Reduce manpower levels**

Molybdenum Sales Estimates (million lbs)

	2008	2009e	2010e
October	74	80	100
Current	71	60	60
Change	(3)	(20)	(40)

e = estimate. See Cautionary Statement

Sales Profile 2007 - 2010e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
4.0
3.9
3.8
2007
Pro
Forma*
2008
2009e
2010e

Note: Consolidated copper sales include approximately 647 mm lbs in 2007, 699 mm lbs in 2008, 700 mm lbs in 2009e, and 740 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
2.3
1.3
2.2
2.2
2007
Pro
Forma*
2008
2009e
2010e

Note: Consolidated gold sales include approximately 228 k oz in 2007, 134 k oz in 2008, 225 k oz in 2009e, and 220 k oz in 2010e for minority interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
71
60
60
2007
Pro
Forma*
2008
2009e
2010e

e = estimate. Please see cautionary statement.

Sales Estimates Rollforward
October 21st v. Current

	2009e	2010e
Copper (million lbs)		
October	**4,300**	**4,600**
Revisions*		
North America (a)	(360)	(635)
South America (b)	(40)	(140)
Indonesia	0	(25)
Total Change	**(400)**	**(800)**
Current	**3,900**	**3,800**
Molybdenum (million lbs)		
October	**80**	**100**
Change (c)	(20)	(40)
Current	**60**	**60**
Gold (000's ozs) (d)	**2,200**	**2,200**

**Includes December 2008 and January 2009 operating plan revisions*

(a) primarily Morenci, Safford, Tyrone and Chino
(b) primarily Candelaria/Ojos
(c) Henderson, Climax and Cerro Verde
(d) no change from October 21st Guidance

e = estimate. See Cautionary Statement

2008 and 2009e Sales by Region

2008 Sales by Region

North America


1,434
Cu
mm lbs
71 (1)
Mo
mm lbs

South America


1,521
Cu
mm lbs
Au
mm ozs
0.1

Indonesia


1,111
Cu
mm lbs
1.2
Au
mm ozs

2009e Sales by Region (1)

North America


1,130
Cu
mm lbs
60
Mo
mm lbs

South America


1,370
Cu
mm lbs
Au
mm ozs
0.1

Indonesia


1,300
Cu
mm lbs
2.1
Au
mm ozs

(1) 2009e sales also include 100 MM pounds from Africa
Note: e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2008 and 2009e Unit Production Costs by Region

2008 (per pound of copper)	North America	South America	Indonesia	Consolidated
Unit Cash Costs				
Site Production & Delivery[1]	$1.88	$1.13	$1.59	$1.51
Royalties[1]	-	-	0.10	0.03
Treatment Charges	0.09	0.14	0.24	0.15
By-product Credits	(0.64)	(0.13)	(0.97)	(0.53)
Unit Net Cash Costs	$1.33	$1.14	$0.96	$1.16

2009e (per pound of copper)	North America[3]	South America	Indonesia	Consolidated[4]
Unit Cash Costs[2]				
Site Production & Delivery[1]	$1.30	$0.97	$1.10	$1.11
Royalties[1]	-	-	0.06	0.02
Treatment Charges	0.08	0.12	0.20	0.14
By-product Credits	(0.21)	(0.09)	(1.37)	(0.56)
Unit Net Cash Costs	$1.17	$1.00	$(0.01)	$0.71

(1) Production costs include profit sharing in South America and severance taxes in North America

(2) Estimates assume average prices of $1.50/lb for copper, $800/oz for gold and $9/lb for molybdenum for 2009. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Includes draw downs of inventory with higher average costs, which add approximately $0.04 per pound, and incremental pension costs, which add approximately $0.03 per pound. Excluding these items, 2009e unit net cash costs for North America would approximate $1.10 per pound.

(4) 2009 consolidated amounts exclude Africa

Note: e = estimate. See Cautionary Statement.

Site Operating Costs by Category

2009e


North America
Materials
30%
Manpower
27%
7%
Acid
Other
19%
Energy
17%
Indonesia
42%
28%
11%
19%
South America
33%
20%
7%
18%
22%
Consolidated
36%
25%
16%
19%
4%

Note: e = estimate. See Cautionary Statement.

Exploration

2008
$248 million


North America
44%
South America
10%
4%
Indonesia
13%
Africa
29%
Australasia & Other Areas

2009e
$75 million


22%
17%
7%
20%
34%

Activities focused on incorporating significant data obtained in 2008 into our future plans

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

2009e & 2010e Average Annual EBITDA

($800 Gold & $9 Molybdenum)



$5
$4
$3
$2
$1
$0
(US$ billions)
Cu $1.25/lb
Cu $1.50/lb
Cu $1.75/lb

*2009e & 2010e Average Annual Operating Cash Flow (excluding Working Capital)**

($800 Gold & $9 Molybdenum)



$3
$2
$1
$0
(US$ billions)
Cu $1.25/lb
Cu $1.50/lb
Cu $1.75/lb

*Excludes working capital changes. 2009e expected to be impacted by negative working capital totaling $600 million (at $1.50 copper) primarily associated with final settlement to customers on 2008 open pounds. Initiatives to reduce working capital requirements under way.

Note: On an annual basis, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $2.00/lb of molybdenum equates to $110 million to EBITDA and $100 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization.

e = estimate. See Cautionary Statement

Sensitivities (2009e & 2010e Avg.)

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$55	$50
Gold: -/+ $50/ounce	$100	$60
Diesel (1): -/+ 10%	$25	$15
Purchased Power (2): -/+ 10%	$35	$20
Currencies (3): +/- 10%	$115	$70

(1) $1.25/gallon base case assumption
(2) 6.3¢/kWh base case assumption
(3) 625 Chilean peso, 11,000 Indonesian rupiah, $0.70 Australian dollar, $1.35 Euro, 3.1 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.3
0.6
0.7 (2)
$1.0
0.5
0.5 (3)
2008
2009e
2010e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions
(2) Includes Tenke development and Grasberg underground development
(3) Includes Grasberg underground development and El Abra sulfide
Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

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Tenke Fungurume
Development Project Update



Construction Site
January 2009
F
J
I
D
H
E
G
A
B
C

A Heavy Duty Shop
B Dump Pocket
C Stockpile
D Grinding (SAG mill)
E Leach & CCD (counter current decantation)
F Cobalt Precipitation
G PLS Ponds
H Solvent Extraction
I Electrowinning
J Sulphuric Acid Plant

FREEPORT-MCMORAN COPPER & GOLD

Tenke Fungurume
Development Project Update

- Construction activities being advanced
- Initial production target -- 2H09; Aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- $1.75 billion in aggregate capital costs
  - Includes substantial amounts to support larger operation
  - About $1.4 billion incurred through year-end
  - Capital costs expected to be slightly below previous estimate
- Initial reserves at 12/31/08 of 120MM mt at 2.6% Cu and 0.35% Co (5.9 billion lbs Cu & 0.7 billion lbs Co); over 35% increase in copper - reserves expected to continue to increase


Kwatebala Mining


Grinding

Underground Mine Development in Indonesia
Grasberg District Ore Bodies

- In 2008, completed significant underground development
  - Big Gossan Mine
  - Initiated development of infrastructure for the Grasberg Block Cave
- In 2009, continue development of the Grasberg Block Cave


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
Big Gossan
DOZ
DMLZ
Kucing Liar Spur
MLA
Grasberg BC Spur
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

FREEPORT-MCMORAN COPPER & GOLD

Achievement of Significant Debt Reduction



(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.4
At Time of PD Acquisition in March 2007
12/31/08

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt

FCX Debt Maturities 12/31/08


(US$ millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$67
$10
$135
$246
$14
$355
6.875% Sen. Notes
$2,514
Floating Rate & 8.25% Senior Notes
$4,010
8.375% Senior Notes and PD Senior Notes
2009
2010
2011
2012
2013
2014
2015
Thereafter
Credit Facilities
Public Debt
All Other Debt

Total Debt & Cash at 12/31/08
(US$ billions)

Senior Notes Issued in 2007	$6.0
Heritage PD Debt	0.6
Other Debt	0.8
Total Debt	$7.4
Consolidated Cash	$0.9

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Capital Investments Will be Limited in Current Market Environment
- Near-Term Focus Will be on Protecting Liquidity While Preserving Large Mineral Resources and Growth Options
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

Grasberg Open Pit


9N
8E
7S
9S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2009e-2013e


Copper, billion lbs
Gold, million ozs
2009e – 2013e PT-FI Share
Total: 6.1 billion lbs
Annual Average: 1.2 billion lbs
2009e – 2013e PT-FI Share
Total: 8.8 million ozs
Annual Average: 1.8 million ozs
1.3
2.1
1.4
2.1
1.0
1.5
1.0
0.9
1.4
2.2
2009e
2010e
2011e
2012e
2013e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
1Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
3Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
4Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
9S
End 2009
8E
2010
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N*
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
End 2012
9N
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

2009e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
990
960
940
1,010
1Q09e
2Q09e
3Q09e
4Q09e

Note: Consolidated copper sales include approximately 165 mm lbs in 1Q09e, 170 mm lbs in 2Q09e, 175 mm lbs in 3Q09e and 190 mm lbs in 4Q09e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

Gold Sales (thousand ozs)



600
450
300
150
0
500
600
575
525
1Q09e
2Q09e
3Q09e
4Q09e

Note: Consolidated gold sales include approximately 50 k oz in 1Q09e, 60 k oz in 2Q09e, 60 k oz in 3Q09e and 55 k oz in 4Q09e for minority interest

Molybdenum Sales (million lbs)



25
20
15
10
5
0
13
14
16
17
1Q09e
2Q09e
3Q09e
4Q09e